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                                                                   EXHIBIT 10.40

                                  AMENDMENT I

     AMENDMENT I, to be attached to and form a part of Lease Agreement dated 15 July 1999; which together with any amendments, modifications and extensions thereof is hereinafter referred to as "Lease Agreement",

     BETWEEN:

     Crow Family Holdings Industrial Limited Partnership, a Delaware limited partnership hereinafter referred to as "LESSOR", and

     HealthCentral.com, a California corporation (Successor in interest to DrugEmproium.com) hereinafter referred to as "LESSEE", concerning the premises described as follows:

     Approximately 48,600 SF of office/warehouse space located at the Louisville Industrial Center, Building #10 as shown on Exhibit A-2 attached hereto, also
                                                    ---
described as 7643 National Turnpike, Louisville, Kentucky 40214 (hereinafter referred to as the "Premises").

     WHEREAS, Lessee has assigned the Lease Agreement to HealthCentral.com, a Tenant Affiliate, pursuant to Paragraph 17 of the Lease Agreement; and

     WHEREAS, Lessor and Lessee desire to expand the leased Premises of said Lease Agreement;

     Now, THEREFORE, in consideration of the mutual covenants herein set forth other good and valuable consideration, Lessor and Lessee hereby amend said Lease Agreement to read as follows:

     1.  PREMISES:  Effective October 1, 2000 the Premises are hereby expanded
         --------
an additional 16,200 square feet (the "Expansion Premises") of office/warehouse space located at the Louisville Industrial Center, Building #10 as shown on Exhibit B-2 attached hereto; for a total of 64,800 square feet of office
- -----------
warehouse space.

     2.  TERM:  The term for the Expansion Premises shall continue until
         ----
September 18, 2004 unless otherwise terminated as provided in Paragraph 39 of the Lease Agreement.

     3.  Reference Paragraph 2A, BASE RENT:  During the extended term,
         ---------------------------------
commencing on the Commencement Date, Lessee agrees to pay Lessor for the leased premises monthly base rental and operating expense escrow payments, in advance, without demand the following:

                    Period                Monthly Base Rental
                    ------                -------------------
              10/1/00 - 9/18/04            $14,850.00 / Month

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     The amount of monthly rental and the initial monthly escrow payments are as follows:

     (1)  Base Rent as set forth in Paragraph 2A       $ 14,850.00
     (2)  Tax Escrow Payment                           $    162.00
     (3)  Insurance Escrow Payment                     $    108.00
     (4)  Utility Charge                               $      ****
     (5)  Common Area Charge                           $    918.00
     (6)  Security Services                            $      ****
     (7)  Other (Drainage)                             $      ****
                                                       -----------
                 Monthly Payment Total                 $ 16,038.00

     3. Lessee shall accept the Expansion Premises in its existing "as is" condition.

     4.   Entire Agreement: This Amendment contains the entire agreement between
          ----------------
the parties, and no agreement shall be effective to change, modify or terminate this Amendment in whole or in part unless such agreement is in writing and duly signed by both parties. Lessor and Lessee acknowledge that there are no representations, either oral or written, between them other than those in this Amendment.

     All other terms of the original Lease Agreement dated 15 July 1999 shall remain the same.

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment I this 27/th/ day of November, 2000.

LESSEE:                             LESSOR:

HealthCentral.com                   Crow Family Holdings Industrial Limited
a Delaware corporation              Partnership, a Delaware limited partnership

                                    By: CFH Industrial Trust, Inc., a Maryland
                                        corporation, its general partner


By:   /s/ Albert Greene             By: /s/
    ----------------------------       --------------------------------
                                        Andy Sitzer

Title:   President and CEO          Title: Vice President
       -------------------------

Witness:  /s/ Patty Fukami          Witness:    [ILLEGIBLE]
        ------------------------            ---------------------------

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